AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 1999


                                                       REGISTRATION NOS. 33-6931
                                                                        811-4727
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                       |X|
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 30                  |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                   |X|
                                AMENDMENT NO. 31                          |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                                   ----------

                      PHOENIX STRATEGIC EQUITY SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   ----------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS    01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                C/O PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   ----------

                               PAMELA S. SINOFSKY
                               COMPLIANCE OFFICER

                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ]  on             pursuant to paragraph (b)
|X|  60 days after filing pursuant to paragraph (a)(i)

[ ]  on             pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on             pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                      PHOENIX STRATEGIC EQUITY SERIES FUND


                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)
                        UNDER THE SECURITIES ACT OF 1993

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                   PROSPECTUS CAPTION
-----------------------------                                   ------------------

1.  Front and Back Cover Pages................................  Cover Page, Back Cover Page
2.  Risk/Return Summary: Investments, Risks, Performance......  Investment Risk and Return Summary
3.  Risk/Return Summary: Fee Table............................  Fund Expenses
4.  Investment Objectives, Principal Investment Strategies,
       and Related Risks......................................  Investment Risk and Return Summary; Investment
                                                                Strategies; Risks Related to Investment Strategies
5.  Management's Discussion of Fund Performance...............  Performance Tables
6.  Management, Organization, and Capital Structure...........  Management of the Fund
7.  Shareholder Information...................................  Pricing of Fund Shares; Sales Charges; Your
                                                                Account; How to Buy Shares; How to Sell Shares;
                                                                Things to Know When Selling Shares; Account
                                                                Policies; Investor Services; Tax Status of Distributions
8.  Distribution Arrangements.................................  Sales Charges
9.  Financial Highlights Information..........................  Financial Highlights

                                     PART B

          INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                   STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                   -------------------------------------------

10. Cover Page and Table of Contents.........................   Cover Page, Table of Contents
11. Fund History.............................................   The Fund
12. Description of the Fund and Its Investment Risks.........   Investment Objectives and Policies; Investment
                                                                Restrictions

13. Management of the Fund...................................   Management of the Fund
14. Control Persons and Principal Holders of Securities......   Management of the Fund
15. Investment Advisory and Other Services...................   Services of the Adviser; The Distributor;
                                                                Distribution Plans; Other Information

16. Brokerage Allocation and Other Practices.................   Portfolio Transactions and Brokerage
17. Capital Stock and Other Securities......................    Other Information
18. Purchase, Redemption, and Pricing of Shares..............   Net Asset Value; How to Buy Shares; Investor
                                                                Account Services; Redemption of Shares; Tax
                                                                Sheltered Retirement Plans

19. Taxation of the Fund.....................................   Dividends, Distributions and Taxes
20. Underwriters.............................................   The Distributor
21. Calculation of Performance Data..........................   Performance Information
22. Financial Statements.....................................   Financial Statements

                           PART C

 INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH
                UNDER THE APPROPRIATE ITEM,
   SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

               TABLE OF CONTENTS
--------------------------------------------------------------------------------

               Phoenix-Engemann Small Cap Fund
                  Investment Risk and Return Summary..................     1
                  Fund Expenses.......................................     4
                  Management of the Fund..............................     5
               Phoenix Equity Opportunities Fund
                  Investment Risk and Return Summary..................     7
                  Fund Expenses.......................................    10
                  Management of the Fund..............................    11
               Phoenix-Seneca Strategic Theme Fund
                  Investment Risk and Return Summary..................    14
                  Fund Expenses.......................................    17
                  Management of the Fund..............................    18
               Additional Investment Techniques.......................    20
               Pricing of Fund Shares.................................    21
               Sales Charges..........................................    22
               Your Account...........................................    24
               How to Buy Shares......................................    26
               How to Sell Shares.....................................    26
               Things You Should Know When Selling Shares.............    27
               Account Policies.......................................    28
               Investor Services......................................    29
               Tax Status of Distributions............................    29
               Financial Highlights...................................    31
               Additional Information.................................    38

> Phoenix
  Strategic
  Equity
  Series
  Fund

PHOENIX-ENGEMANN SMALL CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Engemann Small Cap Fund has an investment objective of long-term capital growth. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> The fund invests primarily in stocks of companies with total market capitalizations of $1.5 billion or less at the time of investment. The fund may invest in both U.S. and foreign (non-U.S.) issuers.

> The subadviser selects companies that it believes have the potential for long-term, rapid growth. Companies are selected on the basis of their:

         o ability to expand existing product lines, introduce new products and expand geographically,

         o  market share gains,

         o  improved operating efficiency,  and

         o  unexploited themes or acquisitions.

         Additionally, the fund seeks companies with strong financial structures and strong fundamental prospects.

>        Any income derived from investments will be incidental.

> The subadviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

> Securities are evaluated for sale when they fail to meet the subadviser's expectations.

Temporary Defensive Strategy: When, in the subadviser's opinion, abnormal market or economic conditions warrant, the fund may hold taxable securities, retain cash or invest part or all of its assets in cash equivalents. In such instances, the fund may not achieve its stated objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.


                                              Phoenix-Engemann Small Cap Fund  1

GENERAL
The value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.

Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse then expected. As a result, the value of your shares may decrease.

SMALL CAPITALIZATIONS
Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent to changes in economic conditions and conditions in particular industries, are subject to varying patterns of trading volume and may, at times, be more difficult to sell. Focusing fund investments in small companies may also subject the fund to greater risks than a fund that invests in a broad range of securities that do not have the potential to appreciate, and companies with small capitalizations may find it more difficult to raise capital.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than nongrowth stocks to market changes.


FOREIGN INVESTING
Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


2  Phoenix-Engemann Small Cap Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Small Cap Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year. The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[graphic omitted]

Calendar Year        Annual Return (%)
  1996                   29.96
  1997                    9.51
  1998                   11.40

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 30.34% (quarter ending December 31, 1998) and the lowest return for a quarter was (15.62)% (quarter ending March 31,
1997). Year to date performance (through June 30, 1999) is ____%.


--------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)       One Year       Life of the Fund(2)
--------------------------------------------------------------------------------
   Class A Shares                               6.12%               24.37%
--------------------------------------------------------------------------------
   Class B Shares                               6.71%               24.96%
--------------------------------------------------------------------------------
   Russell 2000 Growth Index (3)                1.23%               9.57%
--------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Since October 16, 1995.

(3) The Russell 2000 Growth Index is a commonly used, unmanaged indicator of stock market total return performance for small-cap companies with above-average growth orientation. The index does not reflect sales charges.

                                              Phoenix-Engemann Small Cap Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       4.75%                     None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None
Redemption Fee                                                      None                      None
Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------
                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.75%                    0.75%
Distribution and Service (12b-1) Fees (b)                           0.25%                    1.00%
Other Expenses                                                      0.46%                    0.46%
                                                                    -----                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.46%                    2.21%
                                                                    =====                    =====

----------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix-Engemann Small Cap Fund

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A           $617            $915             $1,235           $2,138
--------------------------------------------------------------------------------
   Class B           $624            $891             $1,185           $2,355
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A           $617            $915             $1,235           $2,138
--------------------------------------------------------------------------------
   Class B           $224            $691             $1,185           $2,355
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Engemann had $5.9 billion in assets under management. Engemann has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                             $1+ billion
                         1st billion      through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Management Fee           0.75%               0.70%                0.65%
--------------------------------------------------------------------------------


                                              Phoenix-Engemann Small Cap Fund  5

Phoenix pays Engemann a subadvisory fee at the following rates.

-----------------------------------------------------------------------------------------------------
                           Up to         $323 million         $1+ billion
                       $323 million   through $1 billion   through $2 billion   $2+ billion
-----------------------------------------------------------------------------------------------------
   Subadvisory Fee         0.20%            0.375%               0.35%            0.325%
-----------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,885,586. The ratio of management fees to average net assets for the fiscal year ended April 30, 1999 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

PORTFOLIO MANAGEMENT
Roger Engemann, James E. Mair and John S. Tilson head the team that is primarily responsible for the day-to-day management of the fund. Each is a Managing Director, Equities of Phoenix. Mr. Engemann has been President of Engemann since its inception in 1969. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


6  Phoenix-Engemann Small Cap Fund

PHOENIX EQUITY OPPORTUNITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix Equity Opportunities Fund has an investment objective of long-term capital growth. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
>        The fund primarily invests in common stocks.

> The subadviser uses a screening process to select stocks of companies that it believes are:

         o  growing at the fastest rates;

         o  producing quality, sustainable earnings;

         o  well managed; and

         o  reasonably valued relative to their growth rate and to the market.

>        Stocks are reviewed for sale if:

         o  earnings reports disappoint;

         o  valuation levels reach the top of their historic levels; or

         o  earnings momentum peaks.

>        The fund may invest in both U.S. and foreign (non-U.S.)
         stocks of any type and from any industry.

>        Any income derived from investments will be incidental.

> The subadviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the subadviser's opinion, adverse market or economic conditions warrant, any part of the fund's assets may be held in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. In such instances, the fund may not achieve its stated objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


                                            Phoenix Equity Opportunities Fund  7

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than nongrowth stocks to market changes.

SMALL CAPITALIZATIONS
Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent to changes in economic conditions and conditions in particular industries, are subject to varying patterns of trading volume and may, at times, be more difficult to sell.

FOREIGN INVESTING
Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

8   Phoenix Equity Opportunities Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Equity Opportunities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns for one, five and ten years and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[graphic omitted]

Calendar Year       Annual Return(%)
    1989                 26.67
    1990                 -6.59
    1991                 23.17
    1992                 16.80
    1993                 13.35
    1994                 -5.07
    1995                 33.75
    1996                 11.73
    1997                  9.14
    1998                 24.89

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 20.50% (quarter ending December 31, 1998) and the lowest return for a quarter was (14.36)% (quarter ending September 30, 1990). Year to date performance (through June 30, 1999) is ____%.

------------------------------------------------------------------------------------------------------------------
                                                                                          Life of the Fund(2)
   Average Annual Total Returns                                                      -----------------------------
   (for the periods ending 12/31/98)(1)     One Year      Five Years     Ten Years      Class A        Class B
------------------------------------------------------------------------------------------------------------------
   Class A Shares                            18.89%         12.98%        13.52%         11.20%          --
------------------------------------------------------------------------------------------------------------------
   Class B Shares                            20.18%          N/A            N/A            --          16.34%
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Growth Index(3)               1.23%         10.22%        11.54%         12.79%(4)     13.68%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since August 1, 1944 and Class B Shares since July 19, 1994.

(3) The Russell 2000 Growth Index is a commonly used, unmanaged indicator of stock market total return performance for small-cap companies with above-average growth orientation. The index does not reflect sales charges.

(4) Index performance since December 31, 1978, inception of the Russell 2000 Growth Index.


                                            Phoenix Equity Opportunities Fund  9

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       4.75%                     None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None
Redemption Fee                                                      None                      None
Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------
                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.70%                    0.70%
Distribution and Service (12b-1) Fees (b)                           0.25%                    1.00%
Other Expenses                                                      0.29%                    0.29%
                                                                    -----                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.24%                    1.99%
                                                                    =====                    =====

----------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


10   Phoenix Equity Opportunities Fund

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A          $595            $850             $1,124           $1,904
--------------------------------------------------------------------------------
   Class B          $602            $824             $1,073           $2,123
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A          $595             $850            $1,124           $1,904
--------------------------------------------------------------------------------
   Class B          $202             $624            $1,073           $2,123
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Seneca manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.


                                           Phoenix Equity Opportunities Fund  11

--------------------------------------------------------------------------------------------------
                            $1st billion      $1+ billion through $2 billion      $2+ billion
--------------------------------------------------------------------------------------------------
   Management Fee              0.70%                      0.65%                      0.60%
--------------------------------------------------------------------------------------------------


Phoenix pays Seneca a subadvisory fee at the following rates:

-------------------------------------------------------------------------------------------------------
                               Up to           $184 million           $1+ billion
                            $184 million    through $1 billion    through $2 billion     $2+ billion
-------------------------------------------------------------------------------------------------------
   Subadvisory Fee               0.20%             0.35%                0.325%              0.30%
-------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,352,558. The ratio of management fees to average net assets for the fiscal year ended April 30, 1999 was 0.70%.

PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the fund.

Gail P. Seneca. Ms. Seneca has served as Co-Manager of the fund since January 1998. She also serves as Co-Manager of the Phoenix-Seneca Strategic Theme Fund of Phoenix Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund. Ms. Seneca also serves as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

Richard D. Little. Mr. Little has served as Co-Manager of the fund since January 1998. He also serves as Co-Manager of the Phoenix-Seneca Strategic Theme Fund of Phoenix Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund. Mr. Little also serves as a team leader for Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE[service mark]" Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.


Ronald K. Jacks. Mr. Jacks has served as Co-Manager of the fund since January 1998. He also serves as Co-Manager of the Phoenix-Seneca Strategic Theme Fund of Phoenix Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since July 1990.


12   Phoenix Equity Opportunities Fund

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


                                           Phoenix Equity Opportunities Fund  13

PHOENIX-SENECA STRATEGIC THEME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Seneca Strategic Theme Fund has an investment objective of long-term capital growth. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES
>        The fund invests primarily in stocks of U.S. and foreign (non-U.S.)
         companies that the subadviser believes are well positioned to benefit from cultural, demographic, regulatory, social, or technological changes worldwide.

> The subadviser establishes strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes that generally reflect trends that appear likely to drive stocks with:

         o  similar technologies and products; or

         o embody social, economic, political and technological considerations; or

         o  present a visionary idea or creative solution.

         The themes should offer substantial appreciation potential and exhibit some independence from economic cycles.

> The subadviser seeks to identify companies which are well positioned to benefit from an investment theme and possess:

         o  satisfactory return on capital;

         o  enhanced industry position; and

         o  superior management skills.

> More than one theme may be pursued at a time and themes may change when the subadviser believes that the theme is saturated or fully exploited.

> The subadviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the subadviser's opinion, adverse market conditions warrant, investments may be made in fixed income securities with or without warrants or

14  Phoenix-Seneca Strategic Theme Fund
conversion features. The fund may also pursue a policy of retaining cash or investing all or part of its assets in cash equivalents. In such instances, the fund may not achieve its stated objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.

Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

THEME INVESTING
Theme investing is dependent upon the subadviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter sell securities once the theme is saturated.

There is no assurance that the themes selected will increase as the market increases.

If a limited number of themes are selected for fund investment, adverse economic, political or regulatory developments may have a greater adverse effect on the fund than if the fund invested in a larger number of themes.

Themes not selected for investment may prove more profitable than themes selected for investment by the subadviser.

SMALL CAPITALIZATIONS
Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent to changes in economic conditions, and conditions in particular industries are subject to varying patterns of trading volume and may, at times, be more difficult to sell.

FOREIGN INVESTING
Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in


                                          Phoenix-Seneca Strategic Theme Fund 15
currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Seneca Strategic Theme Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[graphic omitted]

Calendar Year        Annual Return(%)
    1996                 15.19
    1997                 17.05
    1998                 44.52

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 37.17% (quarter ending December 31, 1998) and the lowest return for a quarter was (7.68)% (quarter ending September 30, 1998). Year to date performance (through June 30, 1999) is ____%.


16  Phoenix-Seneca Strategic Theme Fund

-----------------------------------------------------------------------------------------------------------------
                                                                            Life of the Fund(2)
   Average Annual Total Returns                          --------------------------------------------------------
   (for the periods ending 12/31/98)(1)       One Year          Class A           Class B          Class C
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                              37.70%            24.79%             --                --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                              39.60%              --             25.40%              --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                              43.65%              --               --              33.39%
-----------------------------------------------------------------------------------------------------------------
   S&P 500 Stock Index(3)                      28.76%            28.66%           28.66%            28.27%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and Class B Shares since October 16, 1995 and Class C Shares since November 3, 1997.

(3) The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.


FUND EXPENSES
--------------------------------------------------------------------------------

                                                                CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    4.75%             None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------
                                                                CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees (c)                       0.25%             1.00%             1.00%
Other Expenses                                                  0.38%             0.38%             0.38%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.38%             2.13%             2.13%
                                                                =====             =====             =====

----------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


                                          Phoenix-Seneca Strategic Theme Fund 17

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A          $609            $891             $1,194           $2,054
--------------------------------------------------------------------------------
   Class B          $616            $867             $1,144           $2,271
--------------------------------------------------------------------------------
   Class C          $316            $667             $1,144           $2,462
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A          $609            $891             $1,194           $2,054
--------------------------------------------------------------------------------
   Class B          $216            $667             $1,144           $2,271
--------------------------------------------------------------------------------
   Class C          $216            $667             $1,144           $2,462
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals.


18  Phoenix-Seneca Strategic Theme Fund

As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Seneca manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

----------------------------------------------------------------------------------------------------
                              $1st billion      $1+ billion through $2 billion      $2+ billion
----------------------------------------------------------------------------------------------------
   Management Fee                0.75%                      0.70%                      0.65%
----------------------------------------------------------------------------------------------------


Phoenix pays Seneca a subadvisory fee at the following rates:

----------------------------------------------------------------------------------------------------
                                Up to         $201 million          $1+ billion
                             $201 million     to $1 billion     through $2 billion     $2+ billion
----------------------------------------------------------------------------------------------------
   Subadvisory Fee                0.10%          0.375%               0.350%              0.325%
----------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,129,085. The ratio of management fees to average net assets for the fiscal year ended April 30, 1999 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the fund.

Gail P. Seneca. Ms. Seneca has served as Co-Manager of the fund since April 1999. She also serves as Co-Manager of the Phoenix-Seneca Equity Opportunities Fund of Phoenix Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund. Ms. Seneca also serves as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

                                         Phoenix-Seneca Strategic Theme Fund  19

Richard D. Little. Mr. Little has served as Co-Manager of the fund since April 1999. He also serves as Co-Manager of the Phoenix-Seneca Equity Opportunities Fund of Phoenix Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund. Mr. Little also serves as a team leader for Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE[service mark]" Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.


Ronald K. Jacks. Mr. Jacks has served as Co-Manager of the fund since April 1999. He also serves as Co-Manager of the Phoenix-Seneca Equity Opportunities Fund of Phoenix Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since July 1990.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

Each of the funds may invest in convertible securities. Convertible securities have several unique investment characteristics, such as:

         o Higher yields than common stocks but lower yields than comparable nonconvertible securities;


20   Phoenix Strategic Equity Series Fund

         o Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

         o The potential for capital appreciation if the market price of the underlying common stock increases.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may


                                         Phoenix Strategic Equity Series Fund 21
negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
The fund presently offers two classes of shares of each fund, and an additional class of shares of the Strategic Theme Fund. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you


22   Phoenix Strategic Equity Series Fund
will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                 SALES CHARGE AS
                                                 A PERCENTAGE OF
                                       -----------------------------------------
AMOUNT OF                                                         NET
TRANSACTION                               OFFERING              AMOUNT
AT OFFERING PRICE                          PRICE               INVESTED
--------------------------------------------------------------------------------
Under $50,000                              4.75%                4.99%
$50,000 but under $100,000                 4.50                 4.71
$100,000 but under $250,000                3.50                 3.63
$250,000 but under $500,000                3.00                 3.09
$500,000 but under $1,000,000              2.00                 2.04
$1,000,000 or more                         None                 None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES
Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge,


                                        Phoenix Strategic Equity Series Fund  23
shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
  YEAR               1         2         3         4         5         6+
--------------------------------------------------------------------------
CDSC                 5%        4%        3%        2%        2%        0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
(STRATEGIC THEME FUND ONLY)
  YEAR               1         2+
--------------------------------------------------------------------------
CDSC                 1%        0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:
         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.


24   Phoenix Strategic Equity Series Fund

Minimum ADDITIONAL investments:
         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

STEP 2.
Your second choice will be what class of shares to buy. The fund offers up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares

         o Receive dividends in additional shares and capital gain distributions in cash

         o Receive dividends in cash and capital gain distributions in additional shares

         o Receive both dividends and capital gain distributions in cash

No interest will be paid on uncashed distribution checks.


                                         Phoenix Strategic Equity Series Fund 25

HOW TO BUY SHARES
-------------------------------------------------------------------------

 ----------------------------    ----------------------------------------------------------------------------
                                 TO OPEN AN ACCOUNT
 ----------------------------    ----------------------------------------------------------------------------
 Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
 ----------------------------    ----------------------------------------------------------------------------
 Through the mail                Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                 02266-8301.
 ----------------------------    ----------------------------------------------------------------------------
 By Federal Funds wire           Call us at (800)243-1574 (press 1, then 0).
 ----------------------------    ----------------------------------------------------------------------------
 Through express delivery        Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                 66 Brooks Drive, Braintree, MA 02184.
 ----------------------------    ----------------------------------------------------------------------------
 By Investo-Matic                Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                 P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------    ----------------------------------------------------------------------------
 By telephone exchange           Call us at (800)243-1574 (press 1, then 0).
 ----------------------------    ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


26  Phoenix Strategic Equity Series Fund

---------------------------------   -----------------------------------------------------------------------------
                                    TO SELL SHARES
---------------------------------   -----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee.
---------------------------------   -----------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.

---------------------------------   -----------------------------------------------------------------------------
Through express delivery            Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                    Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.

---------------------------------   -----------------------------------------------------------------------------
By telephone                        For sales up to $50,000 requests can be made by calling (800)243-1574.
---------------------------------   -----------------------------------------------------------------------------
By telephone exchange               Call us at (800)243-1574 (press 1, then 0).
---------------------------------   -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:


                                        Phoenix Strategic Equity Series Fund  27

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A, Class B or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800)243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


28  Phoenix Strategic Equity Series Fund

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)243-4361 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

         o Exchanges may be made by phone ((800)243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------
Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your


                                        Phoenix Strategic Equity Series Fund  29
mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                                   DIVIDEND PAID
--------------------------------------------------------------------------------
   Small Cap Fund                                          Semiannually
--------------------------------------------------------------------------------
   Equity Opportunities Fund                               Semiannually
--------------------------------------------------------------------------------
   Strategic Theme Fund                                    Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


30  Phoenix Strategic Equity Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the past five years or for the life of the funds. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-ENGEMANN SMALL CAP FUND

                                                                            CLASS A
                                                  ------------------------------------------------------------------
                                                                                                 FROM INCEPTION
                                                             YEAR ENDED APRIL 30,                  10/16/95 TO
                                                    1999              1998            1997           4/30/96
                                                    ----              ----            ----           -------
Net asset value, beginning of period               $17.37            $14.13           $16.74          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     (0.14)(5)         (0.08)(5)        (0.05)(5)       (0.04)(1)(5)
   Net realized and unrealized gain (loss)          (0.88)             6.80            (2.53)           6.79
                                                   ------            ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS               (1.02)             6.72            (2.58)           6.75
                                                   ------            ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                (0.61)            (3.48)           (0.02)             --
   In excess of net investment income                  --                --               --           (0.01)
   In excess of accumulated net realized gains         --                --            (0.01)             --
                                                   ------            ------           ------          ------
     TOTAL DISTRIBUTIONS                            (0.61)            (3.48)           (0.03)          (0.01)
                                                   ------            ------           ------          ------
Change in net asset value                           (1.63)             3.24            (2.61)           6.74
                                                   ------            ------           ------          ------
NET ASSET VALUE, END OF PERIOD                     $15.74            $17.37           $14.13          $16.74
                                                   ======            ======           ======          ======
Total return(2)                                     (5.66)%           52.33%          (15.43)%         67.48%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $121,313          $203,560         $155,089         $98,372
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                                1.46%(6)          1.31%            1.37%           1.50%(3)
   Net investment income (loss)                     (0.95)%           (0.48)%          (0.28)%         (0.53)%(3)
Portfolio turnover                                    276%              498%             325%            103%(4)

----------

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.

(2) Maximum sales charge is not reflected in total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Computed using average shares outstanding.

(6) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                        Phoenix Strategic Equity Series Fund  31

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN SMALL CAP FUND

                                                                            CLASS B
                                                  ------------------------------------------------------------------
                                                                                                 FROM INCEPTION
                                                             YEAR ENDED APRIL 30,                  10/16/95 TO
                                                    1999              1998            1997           4/30/96
                                                    ----              ----            ----           -------
Net asset value, beginning of period               $16.99            $13.98           $16.68          $10.00
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss)                     (0.25) (5)        (0.21)(5)        (0.17)(5)       (0.09)(1)(5)
   Net realized and unrealized gain (loss)          (0.87)             6.70            (2.50)           6.77
                                                   ------            ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS               (1.12)             6.49            (2.67)           6.68
                                                   ------            ------           ------          ------
LESS DISTRIBUTIONS

   Dividends from net realized gains                (0.61)            (3.48)           (0.02)             --
   In excess of accumulated net realized gains         --                --            (0.01)             --
                                                   ------            ------           ------          ------
     TOTAL DISTRIBUTIONS                            (0.61)            (3.48)           (0.03)             --
                                                   ------            ------           ------          ------
Change in net asset value                           (1.73)             3.01            (2.70)           6.68
                                                   ------            ------           ------          ------
NET ASSET VALUE, END OF PERIOD                     $15.26            $16.99           $13.98          $16.68
                                                   ======            ======           ======          ======
Total return(2)                                     (6.39)%           51.16%          (16.03)%         66.80%(4)
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)             $89,349          $147,785          $97,647         $45,168
RATIO TO AVERAGE NET ASSETS OF:

   Operating Expenses                                2.21%(6)          2.06%            2.12%           2.26%(3)
   Net investment income (loss)                     (1.70)%           (1.22)%          (1.03)%         (1.44)%(3)
Portfolio turnover                                    276%              498%             325%            103%(4)

----------

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $(0.02), respectively.

(2) Maximum sales charge is not reflected in total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Computed using average shares outstanding.

(6) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


32  Phoenix Strategic Equity Series Fund

--------------------------------------------------------------------------------

PHOENIX EQUITY OPPORTUNITIES FUND

                                                                                 CLASS A
                                                    ----------------------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        1999          1998         1997          1996          1995
                                                        ----          ----         ----          ----          ----
Net asset value, beginning of period                   $8.04         $6.89         $8.81        $7.40         $7.31
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.02)(4)     (0.04)(4)     (0.03)(4)    (0.04)(4)      0.04
Net realized and unrealized gain (loss)                 1.33          2.82         (0.90)        2.34          0.58
                                                       -----         -----         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                   1.31          2.78         (0.93)        2.30          0.62
                                                       -----         -----         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                   --            --            --           --         (0.05)
   Dividends from net realized gains                   (0.63)        (1.63)        (0.94)       (0.89)        (0.48)
   In excess of accumulated net realized gains            --            --         (0.05)          --            --
                                                       -----         -----         -----        -----         -----
     TOTAL DISTRIBUTIONS                               (0.63)        (1.63)        (0.99)       (0.89)        (0.53)
                                                       -----         -----         -----        -----         -----
Change in net asset value                               0.68          1.15         (1.92)        1.41          0.09
                                                       -----         -----         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                         $8.72         $8.04         $6.89        $8.81         $7.40
                                                       =====         =====         =====        =====         =====
Total return(1)                                        17.08%        44.66%       (12.19)%      32.86%         9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $201,789      $194,296      $163,396     $213,600      $179,666
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                                   1.24%(5)      1.18%         1.23%        1.25%         1.32%
   Net investment income (loss)                        (0.21)%       (0.55)%       (0.39)%      (0.53)%        0.60%
Portfolio turnover                                       143%          371%          412%         302%          358%

----------

(1) Maximum sales charge is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                        Phoenix Strategic Equity Series Fund  33

--------------------------------------------------------------------------------

PHOENIX EQUITY OPPORTUNITIES FUND

                                                                                 CLASS B
                                                    ------------------------------------------------------------------
                                                                                                               From
                                                                                                            Inception
                                                                     YEAR ENDED APRIL 30,                  7/19/94 to
                                                        1999          1998         1997          1996        4/30/95
                                                        ----          ----         ----          ----      -----------
Net asset value, beginning of period                   $7.80         $6.77         $8.73        $7.39         $7.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.08)(4)     (0.10)(4)     (0.09)(4)    (0.10)(4)      0.00
   Net realized and unrealized gain (loss)              1.28          2.76         (0.88)        2.33          0.59
                                                       -----         -----         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                   1.20          2.66         (0.97)        2.23          0.59
                                                       -----         -----         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                   --            --            --           --            --
   Dividends from net realized gains                   (0.63)        (1.63)        (0.94)       (0.89)        (0.48)
   In excess of accumulated net realized gains            --            --         (0.05)          --            --
                                                       -----         -----         -----        -----         -----
     TOTAL DISTRIBUTIONS                               (0.63)        (1.63)        (0.99)       (0.89)        (0.48)
                                                       -----         -----         -----        -----         -----
Change in net asset value                               0.57          1.03         (1.96)        1.34          0.11
                                                       -----         -----         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                         $8.37         $7.80         $6.77        $8.73         $7.39
                                                       =====         =====         =====        =====         =====
Total return(1)                                        16.18%        43.58%       (12.79)%      31.92%         8.69%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $2,677        $2,051        $1,666       $1,348          $525
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                                   1.99%(5)      1.93%         1.98%        2.06%         2.15%(2)
   Net investment income (loss)                        (0.97)%       (1.30)%       (1.15)%      (1.18)%       (0.06)%(2)
Portfolio turnover                                       143%          371%          412%         302%          358%

----------

(1) Maximum sales charge is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


34  Phoenix Strategic Equity Series Fund

--------------------------------------------------------------------------------

PHOENIX-SENECA STRATEGIC THEME FUND

                                                                            CLASS A
                                                  ------------------------------------------------------------------
                                                                                                    FROM INCEPTION
                                                               YEAR ENDED APRIL 30,                   10/16/95 TO
                                                      1999              1998             1997           4/30/96
                                                      ----              ----             ----           -------
Net asset value, beginning of period                  $13.70            $12.03           $12.37          $10.00
INCOME FROM INVESTMENT OPERATIONS(6)
   Net investment income (loss)                        (0.11)(5)         (0.04)(5)         0.06(5)         0.00(1)(5)
   Net realized and unrealized gain (loss)              6.03              4.03            (0.38)           2.39
                                                      ------            ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                   5.92              3.99            (0.32)           2.39
                                                      ------            ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --                --            (0.01)             --
   Dividends from net realized gains                   (1.40)            (2.29)              --              --
   In excess of net investment income                     --             (0.03)              --              --
   In excess of accumulated net realized gains            --                --            (0.01)             --
   Tax return of capital                                  --                --               --           (0.02)
                                                      ------            ------           ------          ------
     TOTAL DISTRIBUTIONS                               (1.40)            (2.32)           (0.02)          (0.02)
                                                      ------            ------           ------          ------
Change in net asset value                               4.52              1.67            (0.34)           2.37
                                                      ------            ------           ------          ------
NET ASSET VALUE, END OF PERIOD                        $18.22            $13.70           $12.03          $12.37
                                                      ======            ======           ======          ======
Total return(2)                                        44.91%            36.22%           (2.57)%         23.89%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $107,871           $89,884          $77,827         $33,393
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                                   1.38%(7)          1.33%            1.40%           1.40%(3)
   Net investment income (loss)                        (0.72)%           (0.26)%           0.49%          (0.09)%(3)
Portfolio turnover                                       205%              618%             532%            175%(4)

----------

(1) Includes reimbursement of operating expenses by investment advisor of $0.04 and $(0.04), respectively.

(2) Maximum sales charge is not reflected in total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Computed using average shares outstanding.

(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                        Phoenix Strategic Equity Series Fund  35

--------------------------------------------------------------------------------

PHOENIX-SENECA STRATEGIC THEME FUND

                                                                               CLASS B
                                                    ------------------------------------------------------------------
                                                                                                    FROM INCEPTION
                                                                YEAR ENDED APRIL 30,                  10/16/95 TO
                                                       1999              1998            1997           4/30/96
                                                       ----              ----            ----           -------
Net asset value, beginning of period                  $13.46            $11.91           $12.33          $10.00
INCOME FROM INVESTMENT OPERATIONS(6)
   Net investment income (loss)                        (0.22)(5)         (0.14)(5)        (0.03)(5)       (0.06)(1)(5)
   Net realized and unrealized gain (loss)              5.91              3.98            (0.38)           2.40
                                                      ------            ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                   5.69              3.84(5)         (0.41)           2.34
                                                      ------            ------           ------          ------
LESS DISTRIBUTIONS

   Dividends from net investment income                   --                --               --              --
   Dividends from net realized gains                   (1.40)            (2.29)              --              --
   In excess of net investment income                     --                --               --              --
   In excess of accumulated net realized gains            --                --            (0.01)              --
   Tax return of capital                                  --                --               --           (0.01)
                                                      ------            ------           ------          ------
     TOTAL DISTRIBUTIONS                               (1.40)            (2.29)           (0.01)          (0.01)
                                                      ------            ------           ------          ------
Change in net asset value                               4.29              1.55            (0.42)           2.33
                                                      ------            ------           ------          ------
NET ASSET VALUE, END OF PERIOD                        $17.75            $13.46           $11.91          $12.33
                                                      ======            ======           ======          ======
Total return(2)                                        43.98%            35.18%           (3.31)%         23.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $84,698           $66,107          $49,843         $11,920
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                                   2.13%(7)          2.08%            2.15%           2.16%(3)
   Net investment income (loss)                        (1.48)%           (1.02)%          (0.23)%         (1.06)%(3)
Portfolio turnover                                       205%              618%             532%            175%(4)

----------

(1) Includes reimbursement of operating expenses by investment advisor of $0.04 and $(0.04), respectively.

(2) Maximum sales charge is not reflected in total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Computed using average shares outstanding.

(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


36  Phoenix Strategic Equity Series Fund

--------------------------------------------------------------------------------

PHOENIX-SENECA STRATEGIC THEME FUND

                                                         CLASS C
                                               -------------------------------
                                                YEAR ENDED     FROM INCEPTION
                                                 APRIL 30,       11/3/97 TO
                                                   1999            4/30/98
                                               -----------    ----------------
Net asset value, beginning of period             $13.47            $14.93
INCOME FROM INVESTMENT OPERATIONS(6)
   Net investment income (loss)                   (0.22)(5)         (0.05)(5)
   Net realized and unrealized gain (loss)         5.90              0.88
                                                 ------            ------
     TOTAL FROM INVESTMENT OPERATIONS              5.68              0.83
                                                 ------            ------
LESS DISTRIBUTIONS
   Dividends from net realized gains              (1.40)            (2.29)
                                                 ------            ------
     TOTAL DISTRIBUTIONS                          (1.40)            (2.29)
                                                 ------            ------
Change in net asset value                          4.28             (1.46)
                                                 ------            ------
NET ASSET VALUE, END OF PERIOD                   $17.75            $13.47
                                                 ======            ======
Total return(2)                                   43.87%             7.92%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $682              $267
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                              2.13%(7)          2.08%(3)
   Net investment income (loss)                   (1.47)%           (0.87)%(3)
Portfolio turnover                                  205%              618%(4)

----------

(1) Includes reimbursement of operating expenses by investment advisor of $0.04 and $(0.04), respectively.

(2) Maximum sales charge is not reflected in total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Computed using average shares outstanding.

(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                        Phoenix Strategic Equity Series Fund  37

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
The fund has filed a Statement of Additional Information about the fund, dated August 27, 1999, with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

>  by writing to Phoenix Equity Planning Corporation,
   100 Bright Meadow Blvd.,
   P.O. Box 2200, Enfield, Connecticut 06083-2200 or

>  by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

>  through its internet site (http://www.sec.gov),

>  by visiting its Public Reference Room in Washington, DC or

> by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SHAREHOLDER REPORTS
The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from May 1 through April 30. You may request a free copy of the fund's Annual and Semiannual Reports:

>  by writing to Phoenix Equity Planning Corporation,
   100 Bright Meadow Blvd.,
   P.O. Box 2200, Enfield, Connecticut 06083-2200 or

>  by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

SEC File Nos. 33-6931 and 811-4727   Printed on recycled paper using soybean ink


38  Phoenix Strategic Equity Series Fund

                        PHOENIX EQUITY OPPORTUNITIES FUND
                          PHOENIX STRATEGIC THEME FUND
                             PHOENIX SMALL CAP FUND

                                101 Munson Street
                              Greenfield, MA 01301


                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 27, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated August 27, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


THE TRUST..................................................................   1
INVESTMENT OBJECTIVES AND POLICIES.........................................   1
INVESTMENT RESTRICTIONS....................................................   1
INVESTMENT TECHNIQUES......................................................   2
PERFORMANCE INFORMATION ...................................................   8
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  10
SERVICES OF THE ADVISERS...................................................  11
NET ASSET VALUE............................................................  12
HOW TO BUY SHARES..........................................................  12
ALTERNATIVE PURCHASE ARRANGEMENTS..........................................  12
INVESTOR ACCOUNT SERVICES..................................................  15
HOW TO REDEEM SHARES.......................................................  16
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  17
TAX SHELTERED RETIREMENT PLANS.............................................  18
THE DISTRIBUTOR............................................................  19
DISTRIBUTION PLANS.........................................................  20
MANAGEMENT OF THE TRUST ...................................................  22
ADDITIONAL INFORMATION.....................................................  29




                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926


PXP731 (8/99)

                                    THE TRUST

   Phoenix Strategic Equity Series Fund is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The Trust's Prospectus describes the investment objectives of the Phoenix Equity Opportunities Fund (the "Equity Opportunities Fund"), the Phoenix-Seneca Strategic Theme Fund (the "Theme Fund"), and the Phoenix-Engemann Small Cap Fund (the "Small Cap Fund"). The Equity Opportunities Fund, Theme Fund and Small Cap Fund are sometimes collectively referred to as the "Funds." The following discussion supplements the description of these Funds and investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES
   As discussed in the Prospectus, the investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed as to any Fund without the approval of such Fund's shareholders. There is no assurance that any Fund will meet its investment objective.

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES
   The following investment restrictions constitute fundamental policies of each Fund (unless otherwise indicated) which may be changed only upon approval by the holders of a majority of the outstanding shares of each Fund's shareholders. No Fund may:

1. Borrow money, except that the Theme Fund and Small Cap Fund may borrow money for investment purposes, provided that any such borrowing for investment purposes with respect to such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made;

2. Underwrite the securities of others;

3. Deal in real estate (including real estate limited partnerships) except that any Fund may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts;

4. Deal in commodities or commodities contracts;

5. Make loans to other persons except that any Fund may lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Trust or the Adviser, subject to conditions established by the Adviser (see "Lending of Securities") and enter into repurchase transactions (in accordance with the Trust's current Prospectus).

6. Participate in any joint trading accounts;

7. Pledge, mortgage or hypothecate any securities or other property;

8. Purchase on margin;

9. Engage in short sales;

10. Issue senior securities;

11. Invest more than 25% of its total assets of a Fund in any one industry or group of industries;

12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of such Fund would be invested in securities of a single issuer;

13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

14. Purchase any security for the Equity Opportunities Fund unless (a) the issuer or its predecessor has had a three-year record of continuous operation during which it published balance sheets and income statements, (b) at the end of its last fiscal year, the issuer or its predecessor reported gross receipts of $1,000,000 and (c) the issuer or its predecessor had an operating profit for at least one fiscal year of the five years immediately preceding;

15. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

16. Make an investment for the purpose of exercising control or management.

OTHER POLICIES
  The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. No Fund may:

   1. Invest more than 15% of its net assets in illiquid securities, including
(a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Trust determine the secondary market is liquid),
(b) repurchase agreements maturing in more than seven days, and (c) securities that are not readily marketable.

   2. Purchase or retain any security of an issuer if the Trust officers, Trustees or Adviser, who individually own beneficially more than 1/2 of 1% of such issuer, together own more than 5% of such issuer's securities.

   3. Invest in interests in oil, gas or other mineral exploration development programs or leases.

   4. Invest more than 5% of a Fund's net assets in warrants and stock rights, valued at the lower of cost or market, or more than 2% of its net assets in warrants and stock rights that are not listed on the New York Stock Exchange or American Stock Exchange.


   In addition, the Theme Fund may invest in preferred stocks, investment grade bonds (Moody's Baa or higher or S&P's BBB or higher), convertible preferred stocks and convertible debentures if in the judgement of the Adviser the investment would further its investment objective.


                              INVESTMENT TECHNIQUES
   The Funds may utilize the following practices or techniques in pursuing its investment objectives.

REPURCHASE AGREEMENTS
   Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SECURITIES AND INDEX OPTIONS
   All Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

LEVERAGE
   The Funds may, from time to time, increase the Theme Fund's and Small Cap Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33 1/3% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

FOREIGN SECURITIES
   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of each Fund (provided, however, the Theme Fund may invest up to 35% of its total assets in the securities of foreign issuers). Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LOWER RATED CONVERTIBLE SECURITIES
   Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Theme Fund and Small Cap Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

FOREIGN CURRENCY TRANSACTIONS
   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

INVESTING IN SMALL CAP ISSUERS
   Under normal market conditions, the Small Cap Fund expects to invest at least 65% of its total assets in equity securities of small capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

DERIVATIVE INVESTMENTS
   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

INDUSTRY CLASSIFICATIONS
   For each of the Funds, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.

                             PERFORMANCE INFORMATION
   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.


   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


   For Equity Opportunities Fund for the 1, 5 and 10 year periods ended April 30, 1999, the average annual total return of the Class A Shares was 11.52%, 15.49% and 12.78%, respectively. Class B average annual total return for the 1 year period and since inception July 19, 1994 to April 30, 1999 was 12.34% and 16.34%, respectively. The Theme Fund's 1 year average annual return and since inception October 16, 1995 to April 30, 1999 for Class A shares was 38.03% and 26.05% and, for Class B Shares was 40.14% and 26.57%, respectively. The Theme Fund's Class C Shares 1 year average annual total return and since inception November 3, 1997 to April 30, 1999 was 43.87% and 34.41%, respectively. The Small Cap Fund's 1 year average annual return and from inception October 16, 1995 to April 30, 1999 for Class A shares was (10.14)% and 20.57% and for Class B Shares was (9.84)% and 20.98%, respectively. Performance information reflects only the performance of a hypothetical investment in each Class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing for the Equity Opportunities Fund, the Class A Share's aggregate cumulative total return quotation for the period commencing August 1, 1944 and ending April 30, 1999 was 33,789.44%.


   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser and/or Subadviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser and/or Subadviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's and/or Subadviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser and/or Subadviser, the rate is deemed by the Adviser and/or Subadviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser and/or Subadviser after the transaction has been consummated. If the Adviser and/or Subadviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser and/or Subadviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's and/or Subadviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser and/or Subadviser. The Adviser and/or Subadviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser and/or Subadviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's and/or Subadviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's and/or Subadviser's staff can follow. In addition, it provides the Adviser and/or Subadviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and/or Subadviser and is available for the benefit of other accounts advised by the Adviser and/or Subadviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's and/or Subadviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser and/or Subadviser it does not reduce the Adviser's and/or Subadviser's expenses in a determinable amount. The extent to which the Adviser and/or Subadviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser and/or Subadviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser and/or Subadviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser and/or Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser and/or Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser and/or Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's and/or Subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser and/or Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's and/or Subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   During the fiscal years ended April 30, 1997, 1998 and 1999, brokerage commissions paid by the Funds totalled $2,686,635, $3,579,420 and $2,087,042, respectively. During the same periods, no commissions were paid to the Distributor. Brokerage commissions of $246,907 paid during the fiscal year ended April 30, 1999 were paid on portfolio transactions aggregating $216,628,082 executed by brokers who provided research and other statistical and factual information.

                            SERVICES OF THE ADVISERS
   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

   PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages over $57 billion in assets (as of March 31, 1998) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

   Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Engemann had $5.9 billion in assets under management. Engemann has been an investment adviser since 1969.

   Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.

   As compensation for its services, PIC receives a fee from the Equity Opportunities Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of
 .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. As compensation for its services, PIC receives a fee from the Theme Fund and the Small Cap Fund which is accrued daily against the value of each Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the average daily net asset values of each Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years 1997, and 1998 and 1999, the combined management fees paid by the Funds were $4,145,821, $4,953,597 and $4,367,229, respectively.

   The Management Agreement for Equity Opportunities Fund was approved by the Trustees on March 16, 1993 and by the shareholders of the Equity Opportunities Fund on April 30, 1993. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement for the Equity Opportunities Fund to PIC and PIC now serves as the Adviser to the Fund. PIC and National are both subsidiaries of PXP. The Management Agreement for Strategic

Theme and Small Cap Funds was approved by the Trustees on May 24, 1995. The Management Agreements shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940
Act).


   The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES
   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. NOTE, ONLY THE THEME FUND OFFERS CLASS C SHARES.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See "Dividends, Distributions and Taxes."


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.


   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES (THEME FUND ONLY)
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed

$1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES
   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity

Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.


REINVESTMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Fund before February 1 of the following year.

   The Funds' policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Fund intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Fund will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR
   Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1997, 1998 and 1999, purchasers of Fund shares paid aggregate sales charges of $4,241,930, $2,025,485 and $1,723,056, respectively, of which the Distributor for the Funds received net commissions of $736,095, $1,058,952 and $1,279,374, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 1999, the Distributor received net commissions of $55,140 for Class A Shares and deferred sales charges of $1,224,234 for Class B and Class C Shares.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements.

The Underwriting Agreement will terminate automatically in the event of its assignment.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           Amount of
          Transaction           Sales Charge as a percentage    Sales Charge as a percentage         Dealer Discount
       at Offering Price              of Offering Price             of Amount Invested        Percentage of Offering Price
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:


               First $200 million                            .085%
               $200 million to $400 million                  .05%
               $400 million to $600 million                  .03%
               $600 million to $800 million                  .02%
               $800 million to $1 billion                    .015%
               Greater than $1 billion                       .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended April 30, 1999, Equity Planning received $523,541.


                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Trust and to pay the Distributor for providing shareholder services.

   Pursuant to the Plans, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds for furnishing services to shareholders (the "Service Fee") and will reimburse the Distributor for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B Shares and Class C Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Funds.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Funds under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Funds. The other Plans, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


   For the fiscal year ended April 30, 1999, the Funds paid Rule 12b-1 Fees in the amount of $2,812,308, of which the principal underwriter received $1,607,602, W.S. Griffith & Co., Inc., an affiliate, received $121,999 and unaffiliated broker-dealers received $1,082,707. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $387,276; (2) printing and mailing of prospectuses to other than current shareholders, $14,070; (3) compensation to dealers, $1,705,506; (4) compensation to sales personnel, $932,692; (5) service costs, $143,929 and (6) other, $160,291. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At December 31, 1998, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $3,830,970 (equal to 0.63% of the Fund's net assets) which have been carried over into the present Class B Plan year.

   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST
   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Massachusetts business trust law.

TRUSTEES AND OFFICERS

   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.


                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
---------------------                --------------                                -----------------------
Robert Chesek (64)                   Trustee                Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                      Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                            Common Stock, Phoenix Home Life Mutual Insurance Company (1980-1994).

E. Virgil Conway (69)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present) (Chairman, 1998-present), Accuhealth (1994-present),
                                                            Trism, Inc. (1994-present), Realty Foundation of New York
                                                            (1972-present), New York Housing Partnership Development Corp.
                                                            (Chairman) (1981-present) and Academy of Political Science (Vice
                                                            Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                            (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                            Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Member, Audit
                                                            Committee of the City of New York (1981-1996). Advisory Director,
                                                            Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund
                                                            Directions (1993-1998). Chairman, Financial Accounting Standards
                                                            Advisory Council (1992-1995).

Harry Dalzell-Payne (69)             Trustee                Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                               Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10022                                          Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                            Formerly a Major General of the British Army.

*Francis E. Jeffries (68)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd.                                        Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
 Apt. 1601                                                  Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
 Naples, FL 33963                                           Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                            (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                            Inc. (1993-present). Director, The Empire District Electric Company
                                                            (1984-present). Director (1989-1997), Chairman of the Board
                                                            (1993-1997), President (1989-1993), and Chief Executive Officer
                                                            (1989-1995), Phoenix Investment Partners, Ltd.

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
---------------------                --------------                                -----------------------
Leroy Keith, Jr. (60)                Trustee                Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                          (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Products Company                                     Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                (1991-present) and Evergreen International Fund, Inc. (1989-present).
Savannah, GA 30750                                          Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                            Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                            Reserves Trust. President, Morehouse College (1987-1994). Chairman
                                                            and Chief Executive Officer, Keith Ventures (1992-1994).

*Philip R. McLoughlin (52)           Trustee and            Chairman (1997-present), Director (1995-present), Vice Chairman
                                     President              (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                            Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                            President, Investments (1988-present), Phoenix Home Life Mutual
                                                            Insurance Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director (1983-present) and Chairman (1995-present),
                                                            Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                            President (1990- present), Phoenix Equity Planning Corporation.
                                                            Director (1993-present), Chairman (1993-present) and Chief Executive
                                                            Officer (1993-1995), National Securities & Research Corporation.
                                                            Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                            Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                            (1994-present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                            Corporation (Delaware) (1985-present), and World Trust Fund
                                                            (1991-present). Director and Executive Vice President, Phoenix Life
                                                            and Annuity Company (1996-present). Director and Executive Vice
                                                            President, PHL Variable Insurance Company (1995-present). Director,
                                                            Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                            President, PM Holdings, Inc. (1985-present). Director and President,
                                                            Phoenix Securities Group, Inc. (1993-1995). Director (1992-present)
                                                            and President (1992-1994), W.S. Griffith & Co., Inc. Director,
                                                            Townsend Financial Advisers, Inc. (1992-present), Director, PHL
                                                            Associates, Inc. (1995-present).

Everett L. Morris (70)               Trustee                Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                              Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, N.J. 07722                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1993-present).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
---------------------                --------------                                -----------------------
*James M. Oates (52)                 Trustee                Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                          LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets LLC                                   Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
 Suite 950                                                  Mutual Funds (1996-present). Director, AIB Govett Funds (1991-present),
 Boston, MA 02109                                           Blue Cross and Blue Shield of New Hampshire (1994-present), Investors
                                                            Financial Service Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                            Financial (1996-present), Command Systems, Inc. (1998-present) and
                                                            Connecticut River Bancorp (1998-present). Vice Chairman, Massachusetts
                                                            Housing-Partnership (1998-present). Member, Chief Executives
                                                            Organization (1996-present). Director (1984-1994), President
                                                            (1984-1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                            Director/Trustee, the National Affiliated Investment Companies (until
                                                            1993).

*Calvin J. Pedersen (57)             Trustee                Director (1986-present), President (1993-present) and Executive Vice
 Phoenix Investment                                         President (1992-1993), Phoenix Investment Partners, Ltd. Director/
 Partners, Ltd.                                             Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
 55 East Monroe Street                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
 Suite 3600                                                 (1996-present). President and Chief Executive Officer, Duff & Phelps
 Chicago, IL 60603                                          Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                            Utilities Income Inc. (1994-present) and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                          (1978-present), Phoenix Home Life Mutual Insurance Company
                                                            (1972-1998), Landauer, Inc. (medical services) (1970-present), Tech
                                                            Ops./ Sevcon, Inc. (electronic controllers) (1987-present), and Mark
                                                            IV Industries (diversified manufacturer) (1985-present). Member,
                                                            Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                            Company (1998-present). Director, Key Energy Group (oil rig service)
                                                            (1988-1994).

Richard E. Segerson (53)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present). Managing Director, Mullin Associates
                                                            (1993-1998).

Lowell P. Weicker, Jr. (67)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                            Inc. (1995-present), Duty Free International, Inc. (1997-present) and
                                                            Compuware (1996-present) and Burroughs Wellcome Fund (1996-present).
                                                            Visiting Professor, University of Virginia (1997-present). Chairman,
                                                            Dresing, Lierman, Weicker (1995-1996). Governor of the State of
                                                            Connecticut (1991-1995).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
---------------------                --------------                                -----------------------

Michael E. Haylon (41)               Executive              Director and Executive Vice President--Investments, Phoenix Investment
                                     Vice                   Partners, Ltd. (1995-present). Executive Vice President, Phoenix
                                     President              Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                            Executive Vice President (1997-present), Vice President (1996-1997),
                                                            Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                            (1994-present), President (1995-present), Executive Vice President
                                                            (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                            Inc. Director (1994-present), President (1996-present), Executive Vice
                                                            President (1994-1996), Vice President (1993-1994), National Securities
                                                            & Research Corporation. Director, Phoenix Equity Planning Corporation
                                                            (1995-present). Senior Vice President, Securities Investments, Phoenix
                                                            Home Life Mutual Insurance Company (1993-1995). Various other positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

John F. Sharry (46)                  Executive              Executive Vice President, Phoenix Strategic Allocation Fund, Inc.
                                     Vice                   (1998-present). Managing Director, Retail Distribution
                                     President              (1995-present). Executive Vice President, Phoenix Funds
                                                            (1998-present), Phoenix-Aberdeen Series Funds (1998-present), and
                                                            Phoenix Multi-Portfolio Fund (1998-present). Managing Director,
                                                            Director and National Sales Manager, Putnam Mutual Funds (until 1995).


J. Roger Engemann (57)               Senior Vice            President and Director, Roger Engemann & Associates, Inc.
                                     President              (1969-present). President and Director, Pasadena Capital Corporation
                                                            (1988-present). Chairman, President and Trustee, Phoenix-Engemann
                                                            Funds (1986-present). President and Director, Roger Engemann
                                                            Management Co., Inc. (1985-present). Managing Director, Equities,
                                                            Phoenix Investment Counsel, Inc. (1998-present). Senior Vice
                                                            President, The Phoenix Edge Series Fund and Phoenix Series Fund
                                                            (1998-present).

Gail P. Seneca (42)                  Senior Vice            Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                   President              National Securities & Research Corporation (1998-present). President
San Francisco, CA 94133                                     and Trustee (1996-present), Phoenix-Seneca Funds. Managing Member
                                                            (1996-present), GMG/Seneca Capital Management LLC. Chief Investment
                                                            Officer and managing general partner (1989-present), GMG/Seneca
                                                            Capital Management, L.P.

Ronald K. Jacks (30)                 Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Secretary
San Francisco, CA 94133                                     (1996-present) and Trustee (1996-1997), Phoenix-Seneca Funds.
                                                            Portfolio Manager (1996-present), Seneca Capital Management LLC.
                                                            Portfolio Manager (1990-present), GMG/Seneca Capital Management, L.P.

Richard D. Little (49)               Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Vice
San Francisco, CA 94133                                     President, Phoenix-Seneca Funds (1996-present). General Partner and
                                                            Director of Equities, GMG/Seneca Capital Management, L.P.
                                                            (1989-present), Director of Equities, Seneca Capital Management LLC.


                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
---------------------                --------------                                -----------------------

James E. Mair (56)                   Vice President         Executive Vice President (1994-present), Senior Vice President
                                                            (1983-1994), Roger Engemann & Associates, Inc. Director
                                                            (1990-present), Executive Vice President (1994-present), Senior Vice
                                                            President (1990-1994), Pasadena Capital Corporation. Director,
                                                            Pasadena National Trust (1989-present). Executive Vice President
                                                            (1994-present), Security Analyst (1985-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Senior Vice President, The Phoenix Edge
                                                            Series Fund and Phoenix Series Fund (1998-present).

William R. Moyer (54)                Vice President         Senior Vice President and Chief Financial Officer, Phoenix Investment
100 Bright Meadow Blvd.                                     Partners, Ltd. (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                               President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                                      (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix
                                                            Equity Planning Corporation. Director (1998-present), Senior Vice
                                                            President (1990-present), Chief Financial Officer (1996-present) and
                                                            Treasurer (1994-present), Phoenix Investment Counsel, Inc. Director
                                                            (1998-present), Senior Vice President, Finance (1993-present), Chief
                                                            Financial Officer (1996-present), and Treasurer (1994-present),
                                                            National Securities & Research Corporation. Senior Vice President and
                                                            Chief Operating Officer, Duff & Phelps Investment Management Co.
                                                            (1996-present). Vice President, Phoenix Funds (1990-present),
                                                            Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                            Phoenix-Aberdeen Series Fund (1996-present). Vice President,
                                                            Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                            Company (1990-1995). Senior Vice President and Chief Financial
                                                            Officer, W. S. Griffith & Co., Inc. (1992-1995) and Townsend
                                                            Financial Advisers, Inc. (1993-1995). Vice President, the National
                                                            Affiliated Investment Companies (until 1993).

Leonard J. Saltiel (44)              Vice President         Managing Director, Operations and Service (1996-present), Senior Vice
                                                            President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                            President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                            Fund (1996-present). Vice President, Investment Operations, Phoenix
                                                            Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

John S. Tilson (54)                  Vice President         Executive Vice President (1994-present), Senior Vice President
                                                            (1983-1994), Roger Engemann & Associates, Inc. Director (1990-present),
                                                            Executive Vice President (1994-present), Senior Vice President
                                                            (1990-1994), Pasadena Capital Corporation. Chief Financial Officer and
                                                            Secretary, Phoenix-Engemann Funds (1988-present). Executive Vice
                                                            President (1994-present), Security Analyst (1985-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Senior Vice President, The Phoenix Edge
                                                            Series Fund and Phoenix Series Fund (1998-present).

G. Jeffrey Bohne (50)                Secretary              Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                           Co. (1993-present). Vice President, Mutual Fund Customer Service,
Greenfield, MA 01301                                        Phoenix Equity Planning Corporation (1993-present). Secretary/Clerk,
                                                            Phoenix Funds (1993-present), Clerk, Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                            Fund (1996-present).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
---------------------                --------------                                -----------------------
Nancy G. Curtiss (45)                Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                            Funds (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present) and Phoenix-Aberdeen Series Fund (1996-present). Second
                                                            Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                            Insurance Company (1994-1995). Various positions with Phoenix Home Life
                                                            Mutual Insurance Company (1987-1994).

------------------
*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


   For services rendered to the Trust for the fiscal year ended April 30, 1999, the Trustees received aggregate remuneration of $______. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Trust.


   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                                 Total
                                                                                                             Compensation
                                                           Pension or                                        From Fund and
                                   Aggregate           Retirement Benefits            Estimated              Fund Complex
                                  Compensation           Accrued as Part          Annual Benefits             (14 Funds)
Name                                From Fund           of Fund Expenses           Upon Retirement         Paid to Trustees
----                                ---------           ----------------           ---------------         ----------------

Robert Chesek                          $   *                                                                     $
E. Virgil Conway+                      $                                                                         $
Harry Dalzell-Payne+                   $                                                                         $
Francis E. Jeffries                    $   *                                                                     $
Leroy Keith, Jr.                       $                      None                      None                     $
Philip R. McLoughlin+                  $                     for any                   for any                   $
Everett L. Morris+                     $                     Trustee                   Trustee                   $
James M. Oates+                        $                                                                         $
Calvin J. Pedersen                     $                                                                         $
Herbert Roth, Jr. +                    $                                                                         $
Richard E. Segerson                    $                                                                         $
Lowell Weicker, Jr.                    $                                                                         $

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At April 30,
 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and Roth was $_______, $_______, $_______ and $_______, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the
 Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.
 +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   On August ___, 1999, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Trust.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of August __, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES       PERCENT OF CLASS
-------------------                                   --------------               ----------------       ----------------
TTEES of Phoenix Savings & Investment Plan            Theme Fund Class A
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Trustees of APP for Company Contributions             Theme Fund Class A
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Merrill Lynch Pierce Fenner & Smith                   Theme Fund Class B
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

Painewebber CDN FBO                                   Theme Fund Class C
Vivian Lorman
P.O. Box 3321
Weehawken NJ 07087-8154

Painewebber for the Benefit of                        Theme Fund Class C
Stephanie Berger
225 West 12 Street #4E
New York NY 10011-7757

Painewebber for the Benefit of                        Theme Fund Class C
Jay L Aldrich and Sandra D Aldrich #2 JTWROS
10543 SW 129 PL
Miami FL 33186-3549

Painewebber for the Benefit of                        Theme Fund Class C
Luane Hirschman
20505 E Country Club Drive
Apt # 1131
Aventura FL 33180-3039

Painewebber for the Benefit of                        Theme Fund Class C
Harriet Sperry
520 A Autumn Crest Circle
Colorado Springs CO 80919-8157

Painewebber for the Benefit of                        Theme Fund Class C
Ilona Kinast as Custodian for Issac Salis
Under The PA Uniform Gifts to Minors Act
2528 Mt Royal Rd
Pittsburgh PA 15217-2542

State Street Bank & Trust Co                          Theme Fund Class C
Roth Converted IRA 1/1/98
Elizabeth L Thisius
RR 1 PO Box 58
Wells MN 56097-0058

Painewebber for the Benefit of                        Theme Fund Class C
Nancy L Setola and Camille J Garcia JTWROS
273 Florida Ave
Miami Springs FL 33166-4901

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES       PERCENT OF CLASS
-------------------                                   --------------               ----------------       ----------------
Phoenix Home Life                                     Theme Fund Class M
56 Prospect St
Hartford CT 06103-2818

Phoenix Investment Counsel                            Equity Opportunities
100 Bright Meadow Blvd                                Fund Class B
Enfield CT 06082-1957

Merrill Lynch Pierce Fenner & Smith                   Small Cap Fund Class B
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

                             ADDITIONAL INFORMATION
CAPITAL STOCK
   The Trust was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund."

   The Declaration of Trust provides that the Trust's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more Classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate Classes within a series are entitled to vote on matters concerning only that series or Class. This Prospectus offers three series of the Trust. The Equity Opportunities Fund and the Small Cap Fund offer Class A and Class B Shares. The Strategic Theme Fund offers Class A, Class B, Class C Shares and a fourth Class, Class M Shares, which is closed to new investors and subsequent investments by existing shareholders.

   The shares of the Trust, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

   The Declaration of Trust establishing the Trust, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Trust's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust, but the "Trust Property" only shall be liable.


FINANCIAL STATEMENTS
   The Financial Statements for the fiscal year ended April 30, 1998 appearing in the Trust's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                            PART C--OTHER INFORMATION


ITEM 23. EXHIBITS
            a.1 Declaration of Trust of the Registrant, previously filed, and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 26 on August 29, 1997, herein incorporated by reference.

            a.2 Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system, filed with Post-Effective Amendment No. 9 on July 19, 1994 and filed via EDGAR as Exhibit 1.2 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference. a.3 Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust, filed via EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

            a.4 Amendment to Declaration of Trust of the Registrant, changing the name of the Series of the Trust filed via EDGAR as
                   Exhibit 1.4 with Post-Effective Amendment No. 14 on April 15, 1996, incorporated herein by reference.

            a.5 Amendment to Declaration of Trust establishing an additional Series of the Trust filed via EDGAR as Exhibit 1.5 with Post-Effective Amendment No. 15 on May 24, 1996, incorporated herein by reference.

            a.6 Amendment to Declaration of Trust creating additional classes and multi-class distribution system filed via EDGAR as
                   Exhibit 1.6 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            b.1 By-laws of the Registrant, previously filed and filed via EDGAR as Exhibit 2.1 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            c.1 Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit a above.

            d.1 Management Agreement between Registrant and National Securities & Research Corporation dated January 1, 1994, as assigned to Phoenix Investment Counsel Inc. effective June 1, 1998, previously filed, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 25 on August 20, 1997 and herein incorporated by reference. d.2 Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated October 16, 1995, filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

            d.3 First Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities Research Corporation dated January 1, 1994, as assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR as Exhibit 5.3 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            d.4 Second Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities and Research Corporation dated October 16, 1995, as assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR as Exhibit 5.4 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            d.5 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC, dated June 26, 1998, on behalf of Equity Opportunities Fund filed via EDGAR as
                   Exhibit 5.5 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            d.6 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., dated June 26, 1998, on behalf of Small Cap Fund filed via EDGAR as Exhibit
                   5.6 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference. d.7 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC on behalf of Strategic Theme Fund.

            e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 28 on February 13, 1998, and incorporated herein by reference.

            e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            f.     None.

            g. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as
                   Exhibit 8 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 9 on July 19, 1994, filed via EDGAR as Exhibit
                   9.1 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            h.2 Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994 filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            h.3 Amended and Restated Financial Agent Agreement between Registrant and Equity Planning dated November 19, 1997 filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 28 on February 13, 1998.

            h.4 First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998 and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            h.5 Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 29 on August 28, 1998 and incorporated herein by reference.

            i.     Opinion as to legality of the shares filed via EDGAR as
                   Exhibit 10 with Post-Effective Amendment No. 13 on October 16, 1995 and incorporated herein by reference. [Consent or new opinion of counsel to be filed by amendment]

            j.     Consent of Independent Accountants.

            k.     Not applicable.

            l.     None.

            m.1 Amended and Restated Distribution Plan for Class A Shares filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            m.2   Amended and Restated Distribution Plan for Class B Shares
                   filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            m.3 Amended and Restated Distribution Plan for Class C Shares filed via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            n.     Financial Data Schedules reflected on EDGAR as Exhibit 27.

            o.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan Effective May 1, 1997 filed via EDGAR as Exhibit 18.1 with Post-Effective Amendment No. 28 on February 13, 1998.

            o.2* First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3, effective August 26, 1998, filed via EDGAR with Post-Effective Amendment No. 30 on June 28, 1999.

            p.*   Powers of Attorney filed via EDGAR with Post-Effective
                   Amendment No. 30 on June 28, 1999.

--------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND No person is controlled by, or under common control, with the Fund.

ITEM 25. INDEMNIFICATION

   Registrant's indemnification provision is set forth in Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   See "Management of the Fund" in the Prospectus and "Services of the Advisers" and "Management of the Trust" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement. For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

   (a) Equity Planning also serves as the principal underwriter for the following other investment companies:


        Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix-Seneca Funds, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


   (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------
Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and President                       Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                      Director, Senior Vice President,
100 Bright Meadow Blvd.                               Chief Financial Officer and                  Vice President
P.O. Box 2200                                         Treasurer
Enfield, CT 06083-2200


John F. Sharry                                        President,                                   Executive Vice President
100 Bright Meadow Blvd.                               Retail Distribution
P.O. Box 2200
Enfield, CT 06083-2200


Leonard J. Saltiel                                    Managing Director,                           Vice President
56 Prospect St.                                       Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                      Vice President,                              Secretary
101 Munson St.                                        Mutual Fund
P.O. Box 810                                          Customer Service
Greenfield, MA 01302-0810

Nancy G. Curtiss                                      Vice President and Treasurer,                Treasurer
56 Prospect St.                                       Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------
Thomas N. Steenburg                                   Vice President,                              Assistant Secretary
56 Prospect St.                                       Counsel and Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline Porter                                     Assistant Vice President                     Assistant Treasurer
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Funds' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


ITEM 29. MANAGEMENT SERVICES
   Not applicable.

ITEM 30. UNDERTAKINGS
   Not applicable.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of June, 1999.


                                        PHOENIX STRATEGIC EQUITY SERIES FUND


ATTEST: /s/Nancy J. Engberg                    By: /s/Philip R. McLoughlin
        -------------------------                  ----------------------------
           Nancy J. Engberg                           Philip R. McLoughlin
           Assistant Secretary                        President

   Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 28th day of June, 1999.


                     Signature                                                  Title
                     ---------                                                  -----

       _______________________________________                                  Trustee
                   Robert Chesek*


       _______________________________________                                  Trustee
                 E. Virgil Conway*


                /s/ Nancy G. Curtiss
       _______________________________________                                  Treasurer (principal
                  Nancy G. Curtiss                                              financial and accounting officer)


       _______________________________________                                  Trustee
                Harry Dalzell-Payne*


       _______________________________________                                  Trustee
                Francis E. Jeffries*


       _______________________________________                                  Trustee
                 Leroy Keith, Jr.*


              /s/ Philip R. McLoughlin
       _______________________________________                                  Trustee and President
                Philip R. McLoughlin                                            (principal executive officer)


       _______________________________________                                  Trustee
                 Everett L. Morris*


       _______________________________________                                  Trustee
                  James M. Oates*


       _______________________________________                                  Trustee
                Calvin J. Pedersen*


       _______________________________________                                  Trustee
                 Herbert Roth, Jr.*

       _______________________________________                                  Trustee
                Richard E. Segerson*


       _______________________________________                                  Trustee
              Lowell P. Weicker, Jr.*


*By  /s/ Philip R. McLoughlin
     ----------------------------------------

   * Philip R. McLoughlin pursuant to powers of attorney filed herewith.


                                      S-1